The date of this supplement is July 28, 2008.

F132-041 7/28/08

T. Rowe Price Global Technology Fund, Inc.

Supplement to prospectus dated May 1, 2008

The Portfolio Management paragraph in Section 3 of the prospectus is amended to reflect the following change:

Effective October 1, 2008, David J. Eiswert will replace Jeffrey Rottinghaus as Chairman of the Investment Advisory Committee. Mr. Eiswert currently serves as a member of the committee and vice president of the fund. He joined T. Rowe Price in 2003 and his investment experience dates from 2001.